Exhibit 10.8

Confidential Treatment Requested. Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as “[Redacted].” A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

SECOND AMENDMENT TO

CREDIT CARD PROGRAM AGREEMENT

This SECOND AMENDMENT TO CREDIT CARD PROGRAM AGREEMENT, dated as of June 1, 2005, (this “Amendment”) is made and entered into as of May 19, 2006, by and among Federated Department Stores, Inc., a Delaware corporation, (“FDS”), FDS Bank, a federally-chartered stock savings bank (“FDS Bank”), FACS Group, Inc., an Ohio corporation (“FACS”), Macy’s Department Stores, Inc., an Ohio corporation (“Macy’s”), Bloomingdale’s, Inc., an Ohio corporation (“Bloomingdale’s”; and together with FDS, FDS Bank, FACS and Macy’s, the “FDS Companies”), and Department Stores National Bank, a national banking association (as assignee of Citibank, N.A., a national banking association) (“Bank”).

WHEREAS, the FDS Companies and Bank are parties to that certain Credit Card Program Agreement dated, as of June 1, 2005, as amended by the First Amendment to Credit Card Program Agreement and the letter agreement, each dated as of October 24, 2005 (the “Program Agreement”);

WHEREAS, the parties hereto have agreed to permit the sale, pursuant to the Purchase Agreement, of those May Assets (as defined in the Purchase Agreement) and May Liabilities (as defined in the Purchase Agreement) relating to May Accounts (as defined in the Purchase Agreement) that have been converted from May Co. credit Systems to FACS Group, Inc. credit Systems prior to the Third Closing Date (as defined in the Purchase Agreement); and

WHEREAS, the parties hereto desire to amend the Program Agreement in accordance with Section 18.5 of the Program Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. Defined Terms. Capitalized terms used without definition in this Amendment have the meanings assigned to them in the Program Agreement.

2. References to May Accounts. All provisions of the Program Agreement (including the Schedules thereto) referring to the “May Accounts,” the “May Purchase Price,” the “Third Closing,” the “Third Closing Date” and the “Final Third Closing Statement” shall apply mutatis mutandis to the “Converted May Accounts,” the “CM Purchase Price,” the “CM Closing,” the “CM Closing Date” and the “Final CM Closing Statement” (in each case, as defined in the Purchase Agreement), respectively; provided, however, that references to the “Third Closing” in the definition of “Adverse Sales Development” and Section 16.2(d)(iv) of the Program Agreement shall apply solely to such closing and not to the CM Closing. All provisions of the Program Agreement referring to the “May Accounts,” the “May Purchase Price”, the “Third Closing,” the “Third Closing Date” and the “Final Third Closing Statement” shall continue to apply thereto as set forth in the Program Agreement, but references to the “May Accounts” shall be deemed to exclude “Converted May Accounts.”

3. Amendment of Section 2.2(b). Section 2.2(b) of the Program Agreement is hereby amended by adding the following text at the end of such Section:

“For the avoidance of doubt, from the CM Closing Date until the Third Closing Date, Bank shall not have the right to issue, offer or market a Credit Card bearing the following names of FDS retail divisions or have any other rights hereunder with respect to the offering of any products or services with respect to such FDS retail divisions: (a) Robinson’s-May, (b) Meier & Frank, (c) Foley’s, (d) Marshall Fields, (e) Lord & Taylor and (f) David’s Bridal.”

4. Amendment of Section 9.3(a). Section 9.3(a) of the Program Agreement is hereby amended by adding the following text at the end of such Section:

“Except to the extent paid pursuant to the previous sentence, not later than 10 A.M. (Eastern time) on each Business Day, Bank shall pay to FDS Bank an amount determined in accordance with Schedule 9.3(a)(i).”

5. Amendment of Section 17.1. Section 17.1(f) of the Program Agreement is hereby amended by replacing such section in its entirety with the following text:

“(f) any Solicitation Materials distributed by an FDS Company and not (i) approved by the Operating Committee or (ii) provided by Bank;”.

6. Amendment of Section 17.2.

(a) Section 17.2 of the Program Agreement is hereby amended by adding “(direct or indirect)” after the word “damages” in the portion of the sentence that is before clause (a) of Section 17.2.

(b) Section 17.2(g) of the Program Agreement is hereby amended by replacing the words “any third party” with the words “any Governmental Authority or other third party”.

7. Amendment of Schedule 1.1(e). Schedule 1.1(e) of the Program Agreement is hereby amended by replacing such Schedule in its entirety with Schedule 1.1(e) attached hereto.

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8. Amendment of Schedule 1.1(f). Schedule 1.1(f) of the Program Agreement is hereby amended by replacing such Schedule in its entirety with Schedule 1.1(f) attached hereto.

9. Amendment of Schedule 1.1(k). Schedule 1.1(k) of the Program Agreement is hereby amended by replacing such Schedule in its entirety with Schedule 1.1(k) attached hereto.

10. Amendment of Schedule 1.1(l). Schedule 1.1(l) of the Program Agreement is hereby amended by replacing such Schedule in its entirety with Schedule 1.1(l) attached hereto.

11. Amendment of Schedule 4.8(b)(ii). Schedule 4.8(b)(ii) of the Program Agreement is hereby amended by replacing such Schedule in its entirety with Schedule 4.8(b)(ii) attached hereto.

12. Amendment of Schedule 9.3(a). Section (a) of Schedule 9.3(a) of the Program Agreement is hereby amended by replacing such section in its entirety with the following text:

“(a)	Monthly Net Credit Sale Share: The compensation payable to FDS on a monthly basis shall be reduced by an amount equal to the product of the aggregate Net Credit Sale Share paid to FDS Bank pursuant to Schedule 9.3(a)(i) during the preceding Fiscal Month multiplied by the annualized Funding Cost for such Fiscal Month, divided by 360, and multiplied by 20.”

13. New Schedule 9.3(a)(i). The Program Agreement is hereby amended by adding a new Schedule 9.3(a)(i) attached hereto.

14. Amendment of Schedule 9.3(c). Schedule 9.3(c) of the Program Agreement is hereby amended by adding the following new clause (v) at the end thereof:

“(v) For the avoidance of doubt, the parties acknowledge and agree that all May Accounts shall be covered by and subject to the provisions of this Schedule 9.3(c) from and after the Third Closing Date.”

15. Waiver of Compliance with Section 2.2(d). Bank hereby waives compliance by FDS or any of its Affiliates with Section 2.2(d) of the Program Agreement solely with respect to the issuance by FDS Bank of FDS Debit Cards to customers whose Credit Card Applications have been declined by Bank in accordance with the terms and provisions of the Program Agreement, provided that in the event FDS or any of its Affiliates determines and communicates in writing to the OTS its decision not to offer, issue or market any of the FDS Debit Cards in furtherance of the implementation of the business plan of FDS Bank (which FDS or one of its Affiliates shall do as promptly as practicable following such determination), such waiver shall no longer apply and the provisions of Section 2.2(d) shall continue to apply to FDS and its Affiliates following the date hereof. At the request of FDS, the FDS Companies and Bank shall engage in discussions regarding mutually agreeable extensions of the scope of the waiver of Section 2.2(d).

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16. Capacity; Authorization; Validity.

(a) FDS hereby represents and warrants to Bank as of the date hereof:

(i) Each FDS Company has all necessary corporate or similar power and authority to (A) execute and enter into this Amendment and (B) perform the obligations required of such FDS Company hereunder and the other documents, instruments and agreements to be executed and delivered by such FDS Company pursuant hereto.

(ii) The execution and delivery by the FDS Companies of this Amendment and all documents, instruments and agreements executed and delivered by the FDS Companies pursuant hereto, and the consummation by the FDS Companies of the transactions specified herein, have been duly and validly authorized and approved by all necessary corporate or similar actions of the FDS Companies.

(iii) This Amendment (A) has been duly executed and delivered by the FDS Companies, (B) constitutes the valid and legally binding obligation of the FDS Companies, and (C) is enforceable against the FDS Companies in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, receivership or other laws affecting the rights of creditors generally and by general equity principles including those respecting the availability of specific performance).

(b) Bank hereby represents and warrants to the FDS Companies as of the date hereof:

(i) Bank has all necessary corporate or similar power and authority to (A) execute and enter into this Amendment and (B) perform the obligations required of it hereunder and the other documents, instruments and agreements to be executed and delivered by Bank pursuant hereto.

(ii) The execution and delivery by Bank of this Amendment and all documents, instruments and agreements executed and delivered by Bank pursuant hereto, and the consummation by Bank of the transactions specified herein, has been duly and validly authorized and approved by all necessary corporate or similar actions of Bank.

(iii) This Amendment (A) has been duly executed and delivered by Bank, (B) constitutes the valid and legally binding obligation of Bank and (C) is enforceable against Bank in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, receivership or other laws affecting the rights of creditors generally and by general equity principles including those respecting the availability of specific performance).

17. Effect of Amendment. This Amendment is hereby incorporated into and made a part of the Program Agreement. Except as amended by this Amendment, all terms and provisions of the Program Agreement shall continue and remain in full force and effect and binding upon the parties thereto.

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18. Binding Effect. This Amendment shall be binding in all respects and inure to the benefit of the successors and permitted assigns of the parties hereto.

19. Governing Law. This Amendment and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made to be performed within such State and applicable federal law.

20. Counterparts/Facsimiles. This Amendment may be executed in any number of counterparts, all of which together shall constitute one and the same instrument, but in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart. Any facsimile of an executed counterpart shall be deemed an original.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed as of the date first above written.

DEPARTMENT STORES NATIONAL BANK

By:	/s/ Douglas C. Morrison
Name:
Title:

FEDERATED DEPARTMENT STORES, INC.

By:	/s/ Dennis J. Broderick
	Name:	Dennis J. Broderick
Title: Senior Vice President, General Counsel and Secretary

FDS BANK

By:	/s/ Susan R. Robinson
	Name:	Susan R. Robinson
Title: Treasurer

FACS GROUP, INC.

By:	/s/ Bradley R. Mays
	Name:	Bradley R. Mays
Title: Vice President

MACY’S DEPARTMENT STORES, INC.

By:	/s/ Bradley R. Mays
	Name:	Bradley R. Mays
Title: Vice President

BLOOMINGDALES, INC.

By:	/s/ Bradley R. Mays
	Name:	Bradley R. Mays
Title: Vice President

SCHEDULE 1.1(e)

FDS Licensed Marks

Trademark	Registration No.
BURDINES (SM)	1,799,777
THE BON (SM)	1,154,284
THE BON MARCHE	2,129,644
RICH’S (SM)	1,126,482
LAZARUS (SM)	1,422,340
GOLDSMITH’S (SM)	1,843,309
BON-MACY’S	78/481569
LAZARUS-MACY’S	78/481586
RICH’S-MACY’S	78/481602
GOLDSMITH’S-MACY’S	78/481620
BURDINES-MACY’S	78/481634
MACY’S	78,333
MACY’S	355,755
MACY’S	360,801
MACY’S	922,972
MACY’S	355,446
BLOOMINGDALE’S (SM)	1,581,982
BLOOMINGDALE’S	945,425
BLOOMINGDALE’S	1,999,984
BLOOMINGDALE’S	2,010,033
FILENE’S [TO BE PROVIDED]
STRAWBRIDGE’S [TO BE PROVIDED]
HECHT’S [TO BE PROVIDED]
KAUFMANN’S [TO BE PROVIDED]
L.S. AYRES [TO BE PROVIDED]
THE JONES STORE [TO BE PROVIDED]
FAMOUS BARR [TO BE PROVIDED]

For the avoidance of doubt, “FDS Licensed Marks” shall not include the following marks until the May Closing Date. Following the May Closing Date, the following shall be deemed to be “FDS Licensed Marks”:

ROBINSON’S-MAY

MEIER & FRANK

FOLEY’S

MARSHALL FIELDS

SCHEDULE 1.1(f)

High Collar and Low Collar

“High Collar” means (i) with respect to the Finance Charge Reversal Percentage applicable to the Private Label Accounts, [redacted].

From the CM Closing Date until the May Transition Period End Date, the High Collar with respect to the Accounts associated with May Department Stores shall be (i) with respect to the Finance Charge Reversal Percentage applicable to the Private Label Accounts, [redacted].

Following the last day of the 2006 Fiscal Year of FDS (the “May Transition Period End Date”), the transitional collars set forth above shall no longer be applicable and the High Collar percentages set forth before the proviso in the first sentence of this definition shall apply to all Accounts; provided, however, [redacted].

“Low Collar” means (i) with respect to the Finance Charge Reversal Percentage applicable to the Private Label Accounts, [redacted].

From the CM Closing Date until the May Transition Period End Date, the Low Collar with respect to the Accounts associated with May Department Stores shall be (i) with respect to the Finance Charge Reversal Percentage applicable to the Private Label Accounts, [redacted].

After the May Transition Period End Date, the transitional collars set forth above shall no longer be applicable and the Low Collar percentages set forth before the proviso in the first sentence of this definition shall apply to all Accounts; provided, however, [redacted].

SCHEDULE 1.1(l)

Marketing Commitments

Additional Marketing Commitment:

•	For the period from the Effective Date through the end of Fiscal Year 2005, (FDS Accounts only) - [redacted]

•	For Fiscal Year 2006:

[redacted]

•	For Fiscal Year 2007 and thereafter:

[redacted]

FDS Marketing Commitment:

•	For the period from the Effective Date through the end of Fiscal Year 2005, (FDS Accounts only) - [redacted]

•	For Fiscal Year 2006:

[redacted]

•	For Fiscal Year 2007 and thereafter:

[redacted]

SCHEDULE 1.1(k)

Unamortized Premium

Period Ending on Anniversary of Effective Date Set Forth Below	Unamortized Premium with respect to the FDS Assets	Unamortized Premium with respect to the GE/Macy’s Assets	Unamortized Premium with respect to the May Assets	Unamortized Premium

May-05
Jun-05
Jul-05
Aug-05
Sep-05
Oct-05
Nov-05	[redacted]			[redacted]
Dec-05	[redacted]			[redacted]
Jan-06	[redacted]			[redacted]
Feb-06	[redacted]			[redacted]
Mar-06	[redacted]			[redacted]
Apr-06	[redacted]			[redacted]
May-06	[redacted]	[redacted]		[redacted]
Jun-06	[redacted]	[redacted]	[redacted]	[redacted]
Jul-06	[redacted]	[redacted]	[redacted]	[redacted]
Aug-06	[redacted]	[redacted]	[redacted]	[redacted]
Sep-06	[redacted]	[redacted]	[redacted]	[redacted]
Oct-06	[redacted]	[redacted]	[redacted]	[redacted]
Nov-06	[redacted]	[redacted]	[redacted]	[redacted]
Dec-06	[redacted]	[redacted]	[redacted]	[redacted]
Jan-07	[redacted]	[redacted]	[redacted]	[redacted]
Feb-07	[redacted]	[redacted]	[redacted]	[redacted]
Mar-07	[redacted]	[redacted]	[redacted]	[redacted]
Apr-07	[redacted]	[redacted]	[redacted]	[redacted]
May-07	[redacted]	[redacted]	[redacted]	[redacted]
Jun-07	[redacted]	[redacted]	[redacted]	[redacted]
Jul-07	[redacted]	[redacted]	[redacted]	[redacted]
Aug-07	[redacted]	[redacted]	[redacted]	[redacted]

Sep-07	[redacted]	[redacted]	[redacted]	[redacted]
Oct-07	[redacted]	[redacted]	[redacted]	[redacted]
Nov-07	[redacted]	[redacted]	[redacted]	[redacted]
Dec-07	[redacted]	[redacted]	[redacted]	[redacted]
Jan-08	[redacted]	[redacted]	[redacted]	[redacted]
Feb-08	[redacted]	[redacted]	[redacted]	[redacted]
Mar-08	[redacted]	[redacted]	[redacted]	[redacted]
Apr-08	[redacted]	[redacted]	[redacted]	[redacted]
May-08	[redacted]	[redacted]	[redacted]	[redacted]
Jun-08	[redacted]	[redacted]	[redacted]	[redacted]
Jul-08	[redacted]	[redacted]	[redacted]	[redacted]
Aug-08	[redacted]	[redacted]	[redacted]	[redacted]
Sep-08	[redacted]	[redacted]	[redacted]	[redacted]
Oct-08	[redacted]	[redacted]	[redacted]	[redacted]
Nov-08	[redacted]	[redacted]	[redacted]	[redacted]
Dec-08	[redacted]	[redacted]	[redacted]	[redacted]
Jan-09	[redacted]	[redacted]	[redacted]	[redacted]
Feb-09	[redacted]	[redacted]	[redacted]	[redacted]
Mar-09	[redacted]	[redacted]	[redacted]	[redacted]
Apr-09	[redacted]	[redacted]	[redacted]	[redacted]
May-09	[redacted]	[redacted]	[redacted]	[redacted]
Jun-09	[redacted]	[redacted]	[redacted]	[redacted]
Jul-09	[redacted]	[redacted]	[redacted]	[redacted]
Aug-09	[redacted]	[redacted]	[redacted]	[redacted]
Sep-09	[redacted]	[redacted]	[redacted]	[redacted]
Oct-09	[redacted]	[redacted]	[redacted]	[redacted]
Nov-09	[redacted]	[redacted]	[redacted]	[redacted]
Dec-09	[redacted]	[redacted]	[redacted]	[redacted]
Jan-10	[redacted]	[redacted]	[redacted]	[redacted]
Feb-10	[redacted]	[redacted]	[redacted]	[redacted]
Mar-10	[redacted]	[redacted]	[redacted]	[redacted]
Apr-10	[redacted]	[redacted]	[redacted]	[redacted]
May-10	[redacted]	[redacted]	[redacted]	[redacted]
Jun-10	[redacted]	[redacted]	[redacted]	[redacted]
Jul-10	[redacted]	[redacted]	[redacted]	[redacted]

Aug-10	[redacted]	[redacted]	[redacted]	[redacted]
Sep-10	[redacted]	[redacted]	[redacted]	[redacted]
Oct-10	[redacted]	[redacted]	[redacted]	[redacted]
Nov-10	[redacted]	[redacted]	[redacted]	[redacted]
Dec-10	[redacted]	[redacted]	[redacted]	[redacted]
Jan-11	[redacted]	[redacted]	[redacted]	[redacted]
Feb-11	[redacted]	[redacted]	[redacted]	[redacted]
Mar-11	[redacted]	[redacted]	[redacted]	[redacted]
Apr-11	[redacted]	[redacted]	[redacted]	[redacted]
May-11	[redacted]	[redacted]	[redacted]	[redacted]
Jun-11	[redacted]	[redacted]	[redacted]	[redacted]
Jul-11	[redacted]	[redacted]	[redacted]	[redacted]
Aug-11	[redacted]	[redacted]	[redacted]	[redacted]
Sep-11	[redacted]	[redacted]	[redacted]	[redacted]
Oct-11	[redacted]	[redacted]	[redacted]	[redacted]
Nov-11	[redacted]	[redacted]	[redacted]	[redacted]
Dec-11	[redacted]	[redacted]	[redacted]	[redacted]
Jan-12	[redacted]	[redacted]	[redacted]	[redacted]
Feb-12	[redacted]	[redacted]	[redacted]	[redacted]
Mar-12	[redacted]	[redacted]	[redacted]	[redacted]
Apr-12	[redacted]	[redacted]	[redacted]	[redacted]
May-12	[redacted]	[redacted]	[redacted]	[redacted]
Jun-12	[redacted]	[redacted]	[redacted]	[redacted]
Jul-12	[redacted]	[redacted]	[redacted]	[redacted]
Aug-12	[redacted]	[redacted]	[redacted]	[redacted]
Sep-12	[redacted]	[redacted]	[redacted]	[redacted]
Oct-12	[redacted]	[redacted]	[redacted]	[redacted]
Nov-12	[redacted]	[redacted]	[redacted]	[redacted]
Dec-12	[redacted]	[redacted]	[redacted]	[redacted]
Jan-13	[redacted]	[redacted]	[redacted]	[redacted]
Feb-13	[redacted]	[redacted]	[redacted]	[redacted]
Mar-13	[redacted]	[redacted]	[redacted]	[redacted]
Apr-13	[redacted]	[redacted]	[redacted]	[redacted]
May-13	[redacted]	[redacted]	[redacted]	[redacted]
Jun-13	[redacted]	[redacted]	[redacted]	[redacted]

Jul-13	[redacted]	[redacted]	[redacted]	[redacted]
Aug-13	[redacted]	[redacted]	[redacted]	[redacted]
Sep-13	[redacted]	[redacted]	[redacted]	[redacted]
Oct-13	[redacted]	[redacted]	[redacted]	[redacted]
Nov-13	[redacted]	[redacted]	[redacted]	[redacted]
Dec-13	[redacted]	[redacted]	[redacted]	[redacted]
Jan-14	[redacted]	[redacted]	[redacted]	[redacted]
Feb-14	[redacted]	[redacted]	[redacted]	[redacted]
Mar-14	[redacted]	[redacted]	[redacted]	[redacted]
Apr-14	[redacted]	[redacted]	[redacted]	[redacted]
May-14	[redacted]	[redacted]	[redacted]	[redacted]
Jun-14	[redacted]	[redacted]	[redacted]	[redacted]
Jul-14	[redacted]	[redacted]	[redacted]	[redacted]
Aug-14	[redacted]	[redacted]	[redacted]	[redacted]
Sep-14	[redacted]	[redacted]	[redacted]	[redacted]
Oct-14	[redacted]	[redacted]	[redacted]	[redacted]
Nov-14	[redacted]	[redacted]	[redacted]	[redacted]
Dec-14	[redacted]	[redacted]	[redacted]	[redacted]
Jan-15	[redacted]	[redacted]	[redacted]	[redacted]
Feb-15	[redacted]	[redacted]	[redacted]	[redacted]
Mar-15	[redacted]	[redacted]	[redacted]	[redacted]
Apr-15	[redacted]	[redacted]	[redacted]	[redacted]
May-15	[redacted]	[redacted]	[redacted]	[redacted]
Jun-15	[redacted]	[redacted]	[redacted]	[redacted]
Jul-15	[redacted]	[redacted]	[redacted]	[redacted]
Aug-15	[redacted]	[redacted]	[redacted]	[redacted]
Sep-15	[redacted]	[redacted]	[redacted]	[redacted]
Oct-15	[redacted]	[redacted]	[redacted]	[redacted]
Nov-15	[redacted]	[redacted]	[redacted]	[redacted]
Dec-15	[redacted]	[redacted]	[redacted]	[redacted]
Jan-16	[redacted]	[redacted]	[redacted]	[redacted]
Feb-16	[redacted]	[redacted]	[redacted]	[redacted]
Mar-16	[redacted]	[redacted]	[redacted]	[redacted]
Apr-16	[redacted]	[redacted]	[redacted]	[redacted]
May-16	[redacted]	[redacted]	[redacted]	[redacted]
Jun-16	[redacted]	[redacted]	[redacted]	[redacted]
Jul-16	[redacted]	[redacted]	[redacted]	[redacted]

SCHEDULE 4.8(b)(ii)

If the percentage of Average Private Label Interest Free Receivables to Average Private Label Receivables:

Exceeds [redacted]

provided however, that from the CM Closing Date until the May Transition Period End Date (as defined in Schedule 1.1(f)) such thresholds shall not apply to any Cardholder Indebtedness under Accounts associated with May Department Stores (including the May Accounts and the Converted May Accounts) and for purposes of such calculations above “Total Portfolio” as used in the calculation of “Funding Cost” shall exclude Cardholder Indebtedness under Accounts associated with May Department Stores.

From the CM Closing Date until the May Transition Period End Date, if the percentage of Average Private Label Interest Free Receivables under the Accounts associated with May Department Stores to Average Private Label Receivables under such Accounts:

Exceeds [redacted]

provided that for purposes of such calculations above “Total Portfolio” as used in the calculation of “Funding Cost” shall only include Cardholder Indebtedness under Accounts associated with May Department Stores.

After the May Transition Period End Date, the transitional thresholds set forth above shall no longer be applicable and the thresholds set forth before the proviso in the first sentence of this definition shall apply to all Cardholder Indebtedness; provided that [redacted].

SCHEDULE 9.3(a)(i)

FDS Compensation

(for each Business Day)

Net Credit Sale Share

An amount equal to the sum of:

(i)	with respect to the prior Business Day and each day between the prior Business Day and the date of each payment, an amount equal to [redacted]; and

(ii)	with respect to the prior Business Day and each day between the prior Business Day and the date of each payment, an additional amount equal to [redacted].